UnionBank

Trade Service Operations

| | |
|---|---|
| Fax: | 9496163399 |
| From: | anthony<br>zeind |
| Email: | anthony.zeind@unionbank.com |
| Pages: | 8 **(incl. cover)** |
| Subject: | E323396M |

New LC

UnionBank

**Union Bank, N.A.**

Trade Service Operations
1980 Saturn Street, V02-906
Monterey Park, CA 91755
SWIFT: BOFCUS33LAX

March 04, 2013

Flex Power Generation Inc.
9400 Toledo Way
Irvine, CA 92618 United States

Re: Our Reference No.: E323396M
Documentary Credit Number DTNLFM623362 issued by Ing Bank N.V. (Swift ID: INGBNL2A)
Amount: EUR 533,209.00
Expiry Date: November 29, 2013

Dear Customer,

We quote below text of Irrevocable Documentary Credit issued by Ing Bank N.V.. This advice is to accompany all drafts and/or documents at time of presentation. Full details of the Documentary Credit as received by Swift are as follows:

Drafts drawn on:
Ing Bank N.V.
Doc Trade Dept., Bijlmerdreef 109, 1102 BW, Amsterdam, Netherlands Netherlands

Available with:
Rabobank Nederland
Attn. Trade Services Dept.,, Gildenkwartier 199, 3511 DH Utrecht, The Nederlands Netherlands

Quote:

SWIFT O720 RECEIVED FROM SWIFT ID
RABONL2U XXX
RABOBANK NEDERLAND
(AND ALL MEMBER RABOBANKS)
CROESELAAN 18
UTRECHT
NETHERLANDS
ON Feb 27, 2013
:27 :Sequence of Total
: :1/1
:40B:Form of Documentary Credit
: :IRREVOCABLE
: :ADDING OUR CONFIRMATION
:20 :Transferring Bank's Reference

: :LM122499TZWT
:21 :Documentary Credit Number
: :DTNLFM623362
:31C:Date of Issue
: :130215
:40E:Applicable Rules
: :UCP LATEST VERSION
:31D:Date and Place of Expiry
: :131129UTRECHT
:52A:Issuing Bank of Original LC
: :INGBNL2AXXX
ING BANK N.V.
FINANCIAL PLAZA
BIJLMERDREEF 109
AMSTERDAM
NETHERLANDS
:50 :First Beneficiary
: :EFFICIENT ENERGY CONVERSION
: :TURBOMACHINERY B.V.
: :PIETER ZEEMANWEG 97,3316 GZ,
: :DORDRECHT, THE NETHERLANDS
:59 :Second Beneficiary
: :FLEX POWER GENERATION INC
: :9400 TOLEDO WAY
: :IRVINE, CA 962618 USA
:32B:Currency Code, Amount
: :EUR533209,00
:41A:Available With... By...
: :RABONL2UXXX
RABOBANK NEDERLAND
(AND ALL MEMBER RABOBANKS)
CROESELAAN 18
UTRECHT
NETHERLANDS
: :BY NEGOTIATION
:42C:Drafts at...
: :SIGHT
:42A:Drawee
: :INGBNL2AXXX
ING BANK N.V.
FINANCIAL PLAZA
BIJLMERDREEF 109
AMSTERDAM
NETHERLANDS
:43P:Partial Shipments
: :NOT ALLOWED
:43T:Transshipment
: :ALLOWED
:44E:Port of Loading/Airport of Departure
: :ANY USA PORT

:44F:Port of Discharge/Airport of Destination
: :ROTTERDAM PORT, THE NETHERLANDS
:44C:Latest Date of Shipment
: :131114
:45A:Description of Goods and/or Services
: :+FLEX POWERSTATION FP250 MICRO GAS TURBINE
: :.
: :+TERMS OF DELIVERY: EX WORKS AS PER INCOTERMS 2010
:46A:Documents Required
: :+SIGNED COMMERCIAL INVOICE IN FOUR FOLD.
: :+PACKING LIST
: :+FULL SET CLEAN ON BOARD OCEAN BILLS OF LADING,
: :ISSUED TO ORDER, BLANK ENDORSED, MARKED: FREIGHT
: :COLLECT AND NOTIFY: ATTERO BV, ROERMONDSEWEG 53,6081 NT,HAELEN,
: :THE NETHERLANDS.
: :+CERTIFICATE OF USA ORIGIN ISSUED BY CHAMBER OF COMMERCE
: :OR OTHER AUTHORITY
: :+INSPECTION CERTIFICATE ISSUED AND SIGNED BY EFFICIENT
: :ENERGY CONVERSION TURBOMACHINERY BV CONFIRMING THAT THE
: :GOODS DELIVERED HAVE BEEN FOUND IN ACCORDANCE WITH
: :ALL SPECIFICATIONS AND CONDITIONS.
:47A:Additional Conditions
: :+DOCUMENTS REQUIRED MAY NOT BE DATED PRIOR TO THE DATE OF
: :ISSUANCE OF THIS LETTER OF CREDIT.
: :+DRAFTS (IF REQUIRED) TO BE MARKED: 'DRAWN UNDER L/C NUMBER
: :AS INDICATED ABOVE OF ING BANK, AMSTERDAM'.
: :+INSURANCE ATTERO BV'S CARE.
: :+100 PERCENT OF THE LC VALUE IS PAYABLE AGAINST CREDIT CONFORM
: : DOCUMENTS AS MENTIONED UNDER FIELD 46A
: :+LC VALUE REPRESENTS 90 PERCENT OF GOODS VALUE.
: :+A DISCREPANCY FEE OF EUR 50 OR EQUIVALENT WILL BE DEDUCTED FROM
: :THE PROCEEDS FOR EACH PRESENTATION OF DISCREPANT DOCUMENTS UNDER
: :THIS DOCUMENTARY CREDIT NOTWITHSTANDING ANY INSTRUCTIONS TO THE
: :CONTRARY, THIS FEE SHALL BE FOR ACCOUNT OF THE SECOND
: :BENEFICIARY.
: :+FIRST BENEFICIARY RETAINS THE RIGHT TO REFUSE TO ALLOW THE
: :TRANSFERRING BANK TO ADVISE AMENDMENTS TO THE SECOND BENEFICIARY.
: :IN CASE OF DISCREPANCY(IES):
: :THE REMITTING BANK IS REQUESTED TO AUTHORIZE THE TRANSFERRING
: :BANK TO SEND THE DOCUMENTS ON APPROVAL BASIS TO THE ISSUING BANK.
: :NOTWITHSTANDING THE CONTENT OF ARTICLE 16 OF UCP 600,IN
: :THE EVENT THAT WE OBSERVE DISCREPANCIES IN DOCUMENTS WE
: :SHALL PROVIDE OUR NOTICE OF REFUSAL IN ACCORDANCE
: :THEREWITH AND IF WE ELECT TO CONTACT THE APPLICANT FOR
: :A WAIVER, AND RECEIVE AN ACCEPTABLE WAIVER, WE SHALL
: :EFFECT SETTLEMENT/ACCEPTANCE ACCORDING TO THE LC TERMS
: :AND THE DOCUMENTS WILL BE RELEASED WITHOUT FURTHER NOTICE
: :TO YOU, UNLESS WE ARE IN RECEIPT OF YOUR INSTRUCTION TO
: :THE CONTRARY PRIOR TO SUCH RELEASE.
:71B:Charges

: :ALL BANKING CHARGES EXCEPT THOSE OF
: :ISSUING BANK AND TRANSFERRING BANK
: :ARE FOR 2ND BENEFICIARY'S ACCOUNT.
: :TRANSFERRING BANKS REIMBURSEMENT
: :COSTS OF EUR 50 OR EQUIVALENT ARE
: :FOR 2ND BENEFICIARY'S ACCOUNT.
:48 :Period for Presentation
: :DOCUMENTS TO BE PRESENTED NOT LATER
: :THAN 15 DAYS AFTER SHIPMENT DATE,
: :HOWEVER WITHIN CREDIT VALIDITY
:49 :Confirmation Instructions
: :WITHOUT
:78 :Instructions to the Paying/Accepting/Negotiating Bank
: :+DOCUMENTS TO BE SENT TO RABOBANK NEDERLAND, ATTN. TRADE SERVICES
: :DEPT., GILDENKWARTIER 199, 3511 DH UTRECHT, THE NETHERLANDS BY
: :COURIER SERVICE IN ONE LOT. DOCUMENTS RECEIVED BY US ON A NON
: :BANKING DAY OR AFTER 15:00 HOURS, WILL BE CONSIDERED AS RECEIVED
: :ON THE NEXT BANKING DAY.
: :+UP ON RECEIPT OF YOUR INSTRUCTIONS TOGETHER WITH DOCUMENTS IN
: :FULL COMPLIANCE WITH THESE CREDIT TERMS AND CONDITIONS, WE WILL
: :CREDIT YOU TO THE ACCOUNT DESIGNATED BY YOU IN YOUR INSTRUCTIONS.
:72 :Sender to Receiver Information
: :PLEASE PHONE/FAX/TELEX ADVISE
: :SECOND BENEFICIARY. KINDLY
: :ACKNOWLEDGE RECEIPT.

Unquote

This letter is solely an advice of the letter of credit opened by the Issuing Bank and conveys no engagement on the part of Union Bank, N.A. or any of its affiliates despite any reference there may be to Union Bank, N.A. or any of its affiliates in the letter of credit. We reserve the right to decline any nomination, such as pay, accept and pay or negotiate, up to and including such time as conforming documents are presented to us.

If this letter of credit requires us to obtain reimbursement from another bank, payment will only be made to you after receipt by us of funds from such bank.

Unless you instruct us to the contrary, documents will be forwarded to the Issuing Bank before we receive payment. Standard fee schedule is available upon request. Please contact the above office for details.

When presenting your documents please include an additional copy/photocopy of all documents, including invoice and transport documents for our records.

Only charges applicable under this letter of credit, plus incidental expenses as they occur, will be assessed. Fees may be higher for delivery to some countries and are subject to change without notice. Standard charges include: Advising USD 125.00; Amendment USD 90.00; Confirmation by arrangement,

min. USD 250.00; Examination/Payment 0.125% min. USD 150.00 to USD 150.00; Documents sent unexamined USD 135.00; Discrepancy USD 80.00 per set of documents; Re-examination and Pre-examination fee USD 75.00 per set of documents.

Please carefully review the details of this Documentary Credit as it is important that documents presented conform in every respect with its terms and conditions. If you are unable to comply with its terms and conditions, and in order to avoid delays in obtaining payment, please communicate with your buyers in order that they may arrange a suitable amendment without delay.

If documents are not presented in accordance with the Documentary Credit terms, we reserve the right to make an additional charge of USD 80.00 plus any associated cable costs. All charges in this respect will be for the beneficiary's account.

When presenting documents to us, please provide detailed settlement instructions, including the account number and currency exchange details where appropriate.

While submitting documents to us please direct the presentation to our Monterey Park office at the following address:
Union Bank N.A.
Trade Service Operations
1980 Saturn Street,
MC V02-900- | Monterey Park, CA 91755
Direct 323 720 2747 | Fax 323 720 7898

This credit is subject to the version of the ICC Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Paris, France, which is in effect on the date of issue.

Unless otherwise instructed herein, all correspondence and inquiries regarding this transaction should be directed to our Customer Service Center at the above address, telephone: 800-858-9120. Please indicate our reference number in all your correspondence or telephone inquiries.

Regards,

Authorized Signature(s)

UnionBank

**Union Bank, N.A.**

Trade Service Operations
1980 Saturn Street, V02-906
Monterey Park, CA 91755
SWIFT: BOFCUS33LAX

March 04, 2013

Flex Power Generation Inc.
9400 Toledo Way
Irvine, CA 92618 United States

Re: Our Reference No.: E323396M
Documentary Credit Number DTNLFM623362 issued by Ing Bank N.V. (Swift ID: INGBNL2A)
Amount of Settlement: EUR 533,209.00

We debit account number XXXXXX4127 for USD 135.00 value March 04, 2013, as follows:

| Description | Currency | Amount |
|---|---|---|
| **Fees/Charges United States Dollars** | | |
| Fax / Email / Image | USD | -10.00 |
| Advising Fee | USD | -125.00 |
| **Total Fees/Charges United States Dollars** | **USD** | **-135.00** |
| **Final Total United States Dollars** | **USD** | **-135.00** |

While submitting documents to us please direct the presentation to our Monterey Park office at the following address:
Union Bank N.A.
Trade Service Operations
1980 Saturn Street,
MC V02-900- | Monterey Park, CA 91755
Direct 323 720 2747 | Fax 323 720 7898

Unless otherwise instructed herein, all correspondence and inquiries regarding this transaction should be directed to our Customer Service Center at the above address, telephone: 800-858-9120. Please indicate our reference number in all your correspondence or telephone inquiries.

This document is computer-generated, and requires no signature.